CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPERATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                               DISTRIBUTION AGREEMENT

     THIS DISTRIBUTION AGREEMENT (the "Agreement") is made and entered into effective as of the date set forth below by and between the German company:

     MACHEREY-NAGEL GMBH & CO. KG       (hereinafter called "MN")
     Valencienner Strasse 11
     D-52355 Duren
     Germany
     Tel: 2421 969-0
     Fax: 2421 969-199

and the distributor identified below:

     CLONTECH LABORATORIES, INC.        (hereinafter called "CLONTECH")
     1020 East Meadow Circle
     Palo Alto, California  94303-4230
     USA
     Tel: (650) 424-8222
     Fax: (650) 424-8419

                                      RECITALS

     MN is the manufacturer, distributor and/or seller of certain products and systems used for bioanalysis purposes and related accessories.

     CLONTECH desires to act as the distributor of certain of MN's products on the terms and conditions set forth herein.

     In consideration of the mutual convenants and agreements set forth below, the parties agree as follows:

     1.   DEFINITIONS

          1.1 The term "the Products" means the Products which CLONTECH is authorized to distribute and sell pursuant to this Agreement, which are manufactured, distributed and made available for sale by MN, are set forth on Schedule A hereto, which is a part of this Agreement.

          1.2 The term "the Territory" means the area of which CLONTECH is appointed as distributor, for the Products identified above, is set forth on Schedule B, which is a part of this Agreement.

     2.   APPOINTMENT OF CLONTECH

          2.1 MN hereby appoints CLONTECH and CLONTECH hereby accepts such appointment on the terms and conditions set forth herein, as MN's distributor for the Products in the Territory, as listed in Schedules A and B, which is part of this Agreement. During the course of this Agreement, new products and improved existing products which are [*] of initial products listings will be added to Schedule A by amendment. Exceptions of this agreement are [*] from MN to [*] of instruments and [*] companies. MN reserves the right to offer an [*] to these companies.

          2.2 Common Product Development Projects. Every year (October 31st at the latest) a list of actual common development projects are agreed on by both parties. Only a written project with defined goals, job-definit9ions and time courses will be set forth in this list. At all time both parties will have the right to complete knowledge of this project. Both parties agree on full secrecy on these projects. If possible products arise from such projects and will be distributed by a third party, both parties of this agreement will benefit from these sales. The effective provision has to be determined individually by mutual agreement.

     3.   CLONTECH'S PERFORMANCE OBLIGATIONS

          3.1 (a) CLONTECH shall use [*] efforts during the term of this Agreement to establish, promote, service, maintain, and increase the sale of the Products in the Territory by all usual ethical means, including advertising and personal solicitation of customers and prospective customers, distribution of promotional materials, and demonstrations or presentations of the Products to show the desirability of the Products for customers' needs or concerns.
CLONTECH shall maintain a qualified and trained staff sufficient to support its sales obligations under this Agreement and is responsible for [*] costs associated with such sales staff. CLONTECH shall not be permitted to subcontract its sales, marketing and distribution responsibility without the prior written consent of MN.

               (b) CLONTECH agrees to respond promptly to and investigate all customer complaints with respect to the Products, to promptly inform MN as to the nature of such complaints, and to use [*] efforts and to have adequately trained personnel to resolve such complaints.

          3.2 (a) CLONTECH agrees to purchase Products of the following value from MN:



                                1999             2000
                             ------------   --------------
                             [*]

          In the event that the above goals of purchases will not be achieved, MN may [*] the [*] right.

          CLONTECH shall keep MN informed on a quarterly basis of its marketing and sales activities.

* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.

                                          2.

               (b) Twice annually, by April 15th and October 15th, CLONTECH shall provide MN with written projection estimates and goals for sale of the Products for the subsequent two six-month periods beginning January 1 and July
1.  Such goals will be based upon reasonable expectations.

          3.3 During the term of this Agreement, CLONTECH shall not manufacture, distribute, promote, market, sell or resell, certain other products which [*] of MN as listed in Schedule A, except as agreed upon by the Parties. All Products subject to this Agreement shall be listed in Schedule A, which shall be updated as necessary. All products sold by CLONTECH that are exceptions to this Section 3.3 shall be listed in Schedule C which shall be updated as necessary.

          3.4 CLONTECH shall be required to pay for, obtain and maintain any import, export, and operating licenses necessary or advisable to distribute, sell and service the Products in Territory.

          3.5 CLONTECH shall keep, and shall procure that its agents, employees and subcontractors shall keep, confidential all information identified by MN as confidential and all information relating to pricing, sales and inventory reports, financial information, customer lists, forecast and business strategies, proprietary technology information and advice relating to the Products, prepared by, furnished by or to CLONTECH under this Agreement and CLONTECH shall not use or disclose any such confidential information or information relating to the business and operations of MN to any other party, and shall not use any such confidential information other than for the purposes of this Agreement. This confidentiality and non-disclosure obligation shall survive any termination or expiration of the Agreement.

     4.   MN'S OBLIGATIONS AND ASSISTANCE

          4.1 MN agrees to assist CLONTECH in its marketing, promotion, and advertising activities by furnishing to CLONTECH catalogues, specification sheets, technical data, photos (including negative or color slides when so requested) and other materials in reasonable quantities.

          4.2 MN agrees that CLONTECH may return goods or Products to MN if the following obligations are performed:

               (a) Every [*] CLONTECH provides MN with an actual inventory list;

               (b)  Products, showing a lack of quality can be returned to MN;

               (c) CLONTECH is allowed to return products which are in CLONTECH's inventory more than [*] at the following net purchase prices:

                    1999:               up to [*] per annum
                    following years:    [*]


* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.

                                          3.

          4.3 MN reserves the right to make any change in the design, capacity or specification of any of the Products, or to discontinue the production, marketing and/or sale of any of the Products. MN agrees to use [*] efforts to inform CLONTECH 60 days prior to such discontinuance or change.

          4.4  MN supports CLONTECH's marketing expenses as follows:

          MN's exact marketing expenses support to CLONTECH will be agreed annually and will be limited to a maximum of [*] of CLONTECH's total marketing expenses for the MN-products (quarterly marketing expenses report as mentioned in the Letter of Intent).

          The costs are defined for 1999:

               Purchase volume in [*] = maximal MN-share of marketing expenses: [*]

               Purchase volume in [*] = maximal MN-share of marketing expenses: [*]

          The definition of the next year's contribution from MN to CLONTECH has to be established at the latest October 31, 1999.

     5.   PRICES, ORDERS, SHIPMENTS AND PAYMENT

          5.1  PRICES

               (a) The prices at which NM shall sell the Products to CLONTECH ("Sales Prices") shall be as set forth in Schedule A. Annually during the term of this Agreement, MN may, upon [*] written notice to CLONTECH, implement price changes for the Products in Schedule A, except, however, in no case shall the transfer price of Products charged by MN to CLONTECH [*]. Pricing for new or replacement items may be added to Schedule A as needed. Annual date of price changes by MN is April 1. The price changes will be effective for CLONTECH July 1.

               (b) Any order accepted by MN prior to the effective date of any price increase shall be invoiced at the price in effect at the time of order acceptance by MN.

               (c) CLONTECH will receive a [*] discount on the lowest graduated price of the actual MN-price list. Exceptions of this regulation are products, which are not manufactured by MN, e.g., vacuum manifolds or other products, or upon written agreement of both Parties.

          5.2  ORDERS

               (a) MN shall make [*] efforts to ship in a timely fashion the Products given in each order placed by CLONTECH, provided that, if [*] cause beyond MN's reasonable control (such as acts of CLONTECH, acts of God, force majeure as set forth in


* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.


                                          4.

Section 18 or delay in transportation, etc.) prevents MN from filling any accepted order by the specified shipping date, MN shall be allowed to delay shipment to the extent necessary under the circumstances. Orders may be placed by fax. Each order submitted shall contain the following information: (i) identification of each Product by model number, quantity and price; (ii) shipping instructions and destination; and (iii) the requested delivery date and such other information as MN may reasonably require.

               (b) Purchase orders will be effective when accepted by an authorized representative of MN. Failure of MN to notify CLONTECH within [*] of receipt of a purchase order that the order has been rejected or not been accepted shall be deemed acceptance by MN.

               (c) MN reserves the right to refuse to accept any order for [*] reason, and/or to delay shipment of any order if CLONTECH is delinquent or fails to meet its [*] obligations under this Agreement. Refusal to accept an order or delay in shipment shall not be construed as a termination or breach by MN of this Agreement.

          5.3  SHIPMENT

               (a) All shipments of Products purchase by CLONTECH will be made to CLONTECH [*] facility, with risk of loss or damage to pass to CLONTECH upon delivery to [ * ] facility.

               (b) [*] agrees to pay all costs and expenses including taxes, all freight charges as well as applicable import duties and value added taxes (V.A.T.) associated with a shipment.

          5.4  PAYMENT

               (a) Unless otherwise agreed to between the Parties, the payment for any order placed by CLONTECH shall be made in US dollars by bank transfer or cashiers check for the invoice amount in favor of MN's account at the bank designated by MN. Payment in full is required and shall be made within sixty (60) days of invoice date. Late payments may be subject to a surcharge of [*] of invoice value per month.

               (b) In the event CLONTECH is late in making any payments due to MN under this Agreement, MN reserves the right to require payment [*] prior to shipment of an order.

               (c) If CLONTECH does not comply with these payment terms, MN reserves the right to declare CLONTECH in default under this Agreement to refuse shipment as provided in Section 5.2 above and/or to terminate this Agreement as provided in Section 9(b) below.

     6.   COMPLIANCE WITH REGULATIONS

          6.1 CLONTECH is responsible for insuring compliance with all government requirements including compliance with all import, export or other regulations for the import or


* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.

                                          5.

all shipments of Products into the Territory and for the performance of all its obligations under this Agreement. CLONTECH agrees at all times to comply with all laws or regulations of the Federal Republic of Germany, as they may exist from time to time, regarding export licenses or the control or regulation or exportation of Products sold or supplied to CLONTECH.

          6.2 CLONTECH agrees to comply with all laws and regulations applicable in the Territory. CLONTECH shall at its sole expense, obtain and maintain all licenses and governmental approvals which may be necessary to permit the importation of the Products and the sale by CLONTECH of the Products, complying with all registration, banking, exchange control, and other regulations or approvals as may be required.

     7.   OWNERSHIP OF PRODUCT NAMES AND PATENTS

     CLONTECH recognizes the exclusive ownership and right of MN in and to all names, copyrights, trademarks, model designations and patents associated with any of the Products. All rights to such trademarks shall remain the sole and exclusive property of MN. CLONTECH is permitted to and can sell and advertise the Products under the trademarks, trade names and model designation regularly applied thereto by MN.

     8.   TERM OF AGREEMENT

     The initial term of this Agreement shall be for a period commencing as of the Effective Date being the date of this Agreement and ending on December 31, 1999. Thereafter this Agreement may be automatically renewed for a one
(1) year period commencing on January 1 until maximal June 30, 2001; unless a [*] before June 30, 2001. In the event that no serious obstacles arise, both companies shall use [*] efforts to negotiate, execute and deliver the [*] before June 30, 2001. In case when no [*] until June 30, 2001 both partners (CLONTECH and MN) have the right to reconsider the cooperation.

     9.   TERMINATION OF AGREEMENT

     Notwithstanding the provision of Article 8 hereof, this Agreement may be terminated in any one of the following cases:

          (a) In the case of a breach of any provision of the Agreement by either party, by written notice by the non-breaching party specifying the provision being violated. The breaching party will have thirty (30) days from the date of notice in which to cure the breach. If the breach is not cured, this Agreement will terminate at the expiration of said 30 days.

          (b) In the event either party ceases to function as a going business, becomes insolvent, proceedings are commenced under any bankruptcy insolvency or debtor relief law, is adjudged a bankrupt, makes a general assignment for the benefit of creditors, or if a receiver is appointed for all or substantially all of its property, the other party may terminate this Agreement forthwith upon notice given to such party.

          (c) Upon any termination or the expiration of this Agreement, the following provisions shall apply:

* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.

                                          6.

               (i) The confidentiality and non-disclosure provisions and obligations of Section 3.5 shall continue in full force and effect.

               (ii) If no [*], CLONTECH agrees - upon termination or expiration of this Agreement - to refrain from selling any Products, from representing itself as a distributor of MN's Products, using any trademarks or trade names in connection with the Products by MN and to remove from its place of business all signs and other evidence that indicate that CLONTECH is a distributor of the Products or has any relationship with MN. Immediately upon termination of this Agreement, CLONTECH shall return to MN all sales materials, literature, pictures, promotional materials, technical data, brochures, and all other materials in its possession furnished by MN to CLONTECH hereunder for the purpose of selling, marketing and distributing the Products.

          (d)  Return of products in the event of termination of the Agreement:

               (i)    In the event of termination by CLONTECH:

                      CLONTECH will be given the right to sell their inventory, MN does not accept return of products.

               (ii)   In the event of termination by MN:

                      If CLONTECH does not achieve the written minimal sales volumes, CLONTECH will have the right to distribute Products co-exclusive to a further [*]. In all other cases MN agrees on a co-exclusive distribution for [*].

                      MN agrees to take back all Products not being sold by CLONTECH at [*] refund (as [*]).

               (iii) In the event of termination by mutual consent of MN and CLONTECH and a [*]:

                      From the day the [*] CLONTECH's sales rights will completely pass over into the [*] and CLONTECH will continue to act as a distributor [*] under the legal restrictions ([*]).

          (e) In the event of termination by CLONTECH or termination by MN for a breach of Agreement by CLONTECH, MN may decide on receiving all purchase orders placed with CLONTECH within the first [*] after termination.
CLONTECH will receive a commission of [*] of the [*] price for this forwarding. If MN requests the complete customer list, CLONTECH agrees on [*] this list at a [*] price.

          (f) In the event of termination by CLONTECH for a breach of Agreement by MN, the requirement in Section 9(e) for a written report identifying all customers is void.


* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.

                                          7.

     10.  RELATIONSHIP

          10.1 The Parties hereto are independent contractors and nothing contained in this Agreement shall be deemed or construed to create the relationship of partnership or joint venture or principal and agent or of any association or relationship between the Parties other than that of vendor and vendee. CLONTECH acknowledges that it does not have, and CLONTECH shall not make any representation to any third party either directly or indirectly indicating that CLONTECH has, in any way, authority to act for or on behalf of MN or to obligate MN in any way whatsoever. CLONTECH is not authorized or empowered to act as agent for MN for any purpose; and the rights and obligations of the Parties hereto shall be only as expressly set forth herein. At all times, MN and CLONTECH shall remain independent contractors.

     11.  ASSIGNMENT

     CLONTECH may not assign or transfer its rights or obligations under this Agreement in whole or in part to any individual, firm or corporation without the prior consent of MN.

     12.  MODIFICATION

     Any modification of this Agreement shall not be valid unless such modification is made in writing and signed by duly authorized representatives of both Parties hereto.

     13.  CONTINUATION

     This Agreement supersedes and replaces all past and existing Agreements or other contracts between MN and CLONTECH.

     14.  NOTICES

          Notices will be sent to the addresses:

          Macherey-Nagel GmbH & Co. KG
          Valencienner Str. 11
          52355 Duren
          Deutschland
          Tel:  (2421) 969-0
          Fax:  (2421) 969-199

          CLONTECH Laboratories, Inc.
          1020 East Meadow Circle
          Palo Alto, California  94303-4230
          USA
          Tel:  (650) 424-8222
          Fax: (650) 424-8419


                                          8.

     15.  APPLICABLE LAW

     This Agreement shall be governed by German law and the German courts shall have exclusive jurisdiction to deal with issues (whether contract, tort, or otherwise) arising in this connection.

     16.  DISPUTE RESOLUTION

     Both Parties intend and desire that all disputes, arising out of or in connection with this Agreement be resolved in an amicable manner whenever and as far as possible.

     17.  SEVERABILITY

     If any provision of this Agreement will be proved to be invalid, the validity of the hold Agreement will not be affected through this. In this event the invalid provision has to be reinterpreted, so that the intended meaning and purpose of the invalid provision will be achieved. The same should be done in the event that a supplement required gap in this Agreement will become obvious during the implementation of this Agreement.

     18.  FORCE MAJEURE

     If the performance by either Party of their respective obligations or undertakings under this Agreement is interrupted or delayed by any occurrence not occasioned by the conduct of either Party to this Agreement, whether that occurrence is caused by war, acts of civil or military authority, riot, insurrection, national emergency, strike, energy crisis, embargo, storm, earthquake, or other natural forces, or by the acts of anyone not a party to this Agreement, or by the inability to secure materials or transportation, then the party so affected shall be excused from any further performance for whatever period of time after the occurrence as may be reasonably necessary to remedy the effects of that occurrence.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in duplicate as of the day and year first written below and each Party retains a copy each.

Date: October 28, 1998                       MACHEREY-NAGEL GMBH & CO. KG

                                             /s/
                                             ----------------------------------
                                             (                 )

                                             CLONTECH LABORATORIES, INC.

                                             /s/ Pam Fong
                                             ----------------------------------
                                             (November 13, 1998)


                                          9.

                                      SCHEDULE A


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         CAT NO.
           PRODUCT MACHEREY-NAGEL                      CAT. NO MN                     CLONTECH PRODUCT                  CLONETECH

-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AX 20 (20)                          740511.204546               NucleoBond AX 20 Tip (20)                    4001-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AX (100) BP                         740511.100.204546           NucleoBond AX 20 Tip (100)                   4001-2
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AX (500) BP                         740511.500.204546           NucleoBond AX 20 Tip (500)                   4001-3
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AX 100 (20)                         740521.204546               NucleoBond AX 100 Tip (20)                   4002-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AX 100 (100) BP                     740521.100.204546           NucleoBond AX 100 Tip (100)                  4002-2
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AX 100 (500) BP                     740521.500.204546           NucleoBond AX 100 Tip (500)                  4002-3
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AX 500 (10)                         740531.204546               NucleoBond AX 500 Tip (20)                   4003-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AX 500 (50) BP                      740531.50.204546            NucleoBond AX 500 Tip (50)                   4003-2
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AX 500 (100) BP                     740531.100.204546           NucleoBond AX 500 Tip (100)                  4003-3
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AX 2000 (10)                        740525.204546               NucleoBond AX 2000 Tip (10)                  4004-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AX 10000 (5)                        740534.204546               NucleoBond AX 10000 Tip (5)                  4005-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AX 100000 (1)                       Spezialanfertigung          NucleoBond AX 100000 Tip (1)                 4006-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC Combi                            740575.204546               NucleoBond Plasmid Combi Kit                 K3000-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND Combi sample kits                   740575Muster204546          NucleoBond Plasmid Combi Trial Kit           K3000-x
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 20 (20)                          740571.204546               NucleoBond Plasmid Mini Kit (20)             K3001-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 20 (100) BP                      740571.100.204546           NucleoBond Plasmid Mini Kit (100)            K3001-2
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 20 (500) BP                      740571.500.204546           NucleoBond Plasmid Mini Kit (500)            K3001-3
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 20 sample kits                   74057Muster204546           NucleoBond Plasmid Mini Trial Kit            K3001-x
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 100 (20)                         740573.204546               NucleoBond Plasmid Midi Kit (20)             K3002-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 100 (100) BP                     740573.100.204546           NucleoBond Plasmid Midi Kit (100)            K3002-2
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 100 (500) BP                     740573.500.204546           NucleoBond Plasmid Midi Kit (500)            K3002-3
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 100 sample kits                  740573Muster204546          NucleoBond Plasmid Midi Trial Kit            K3002-x
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 500 (10)                         740574.204546               NucleoBond Plasmid Maxi Kit (10)             K3003-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 500 (50) BP                      740574.50.204546            NucleoBond Plasmid Maxi Kit (50)             K3003-2
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 500 (100) BP                     740574.100.204546           NucleoBond Plasmid Maxi Kit (100)            K3003-3
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 500 sample kits                  740574Muster204546          NucleoBond Plasmid Maxi Trial Kit            K3003-x
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 2000 (5)                         740576.204546               NucleoBond Plasmid Mega Kit (5)              K3004-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND PC 10000 (5)                        740593.204546               NucleoBond Plasmid Giga Kit (5)              K3005-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND RNA/DNA 80 (25)                     740650.204546               NucleoBond RNA/DNA Mini Kit                  K3025-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND RNA/DNA 400 (10)                    740651.204546               NucleoBond RNA/DNA Midi Kit                  K3026-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND RNA/DNA 2000 (10)                   740652.204546               NucleoBond RNA/DNA Maxi Kit                  K3027-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND RNA/DNA combi sample                740653Muster204546          NucleoBond RNA/DNA Combi Trial Kit           K3026-x
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND L-Combi                             740557.204546               NucleoBond Lambda Combi Kit                  K3015-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND L-10 (20)                           740558.204546               NucleoBond Lambda Mini Kit                   K3016-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND L-50 (20)                           740554.204546               NucleoBond Lambda Midi Kit                   K3017-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND L-Combi sample kit                  740557Muster204546          NucleoBond Lambda Combi Trial Kit            K3015-x
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AXG 20 (20)                         740544.204546.              NucleoBond AX-G 20 Tip                       4050-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AXG 100 (20)                        740545.204546               NucleoBond AX-G 100 Tip                      4051-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND AXG 500 (10)                        740546.204546               NucleoBond AX-G 500 Tip                      4052-1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND CB 20 (20)                          740507.204546               NucleoBond Blood & Cell Culture DNA          K3035-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND CB 100 (20)                         740508.204546               NucleoBond Blood & Cell Culture DNA          K3036-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND CB 500 (10)                         740509.204546               NucleoBond Blood & Cell Culture DNA          K3037-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND CB sample kit                       740572Muster204546          NucleoBond Blood & Cell Culture Combi        K3038-x
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND BA-sample kit                       740607Muster204546
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND T-sample kit                        740608Muster204546
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


                                       1.



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         CAT NO.
           PRODUCT MACHEREY-NAGEL                      CAT. NO MN                     CLONTECH PRODUCT                  CLONETECH

-----------------------------------------------------------------------------------------------------------------------------------
Buffer Set 1                                   740601.204546               NucleoBond Buffer Set I                      4040-1
-----------------------------------------------------------------------------------------------------------------------------------
Buffer Set 2                                   740602.204546               NucleoBond Buffer Set II                     4041-1
-----------------------------------------------------------------------------------------------------------------------------------
Buffer Set 3                                   740603.204546               NucleoBond Buffer Set III                    4042-1
-----------------------------------------------------------------------------------------------------------------------------------
Buffer Set 4                                   740604.204546               NucleoBond Buffer Set IV                     4043-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND rack small                          740562.204546               NucleoBond Small rack                        4060-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND rack large                          740563.204546               NucleoBond Large rack                        4061-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND folded filters                      740561.204546               NucleoBond Folded Filters                    4062-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND folded filters (Muster)             740561Muster204546          NucleoBond Folded Filters Trial              4062-x
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOBOND folded filters XL                   740577.204546               NucleoBond Large Folded Filters              4063-1
-----------------------------------------------------------------------------------------------------------------------------------
Buffer S1                                      740516.204546               NucleoBond Buffer S1                         4020-1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Buffer S2                                      740517.1.204546             NucleoBond Buffer S2                         4021-1
-----------------------------------------------------------------------------------------------------------------------------------
Buffer S3                                      740518.1.204546             NucleoBond Buffer S3                         4022-1
-----------------------------------------------------------------------------------------------------------------------------------
Buffer N2                                      740527.1.204546             NucleoBond Buffer N2                         4023-1
-----------------------------------------------------------------------------------------------------------------------------------
Buffer N3                                      740528.1.204546             NucleoBond Buffer N3                         4024-1
-----------------------------------------------------------------------------------------------------------------------------------
Buffer N5                                      740529.1.204546             NucleoBond Buffer N5                         4025-1
-----------------------------------------------------------------------------------------------------------------------------------
RNase A                                        740505.204546               RNase A                                      4030-1
-----------------------------------------------------------------------------------------------------------------------------------
Proteinase K                                   740506.204546               Proteinase K                                 4031-1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOTRAP (100)                               740584.204546               NucleoTrap Gel Extraction Kit                K3070-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOTRAP suspension (100)                    740589.204546               NucleoTrap Suspension                        40860-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOTRAP sample kit                          740584Muster204546          NucleoTrap Gel Extraction Trial Kit          K3070-x
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOTRAPCR (100)                             740587.204546               NucleoTrap PCR Purification kit              K3071-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOTRAPCR suspension (100)                  740564.204546               NucleoTrap CR Suspension                     4081-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOTRAPCR sample kit                        740587Muster204546          NucleoTrap PCR Purification Trial kit        K3071-x
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOTRAP buffer NT1                          740596.204546               NucleoTrap NT1                               4082-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOTRAP buffer NT2                          740597.204546               NucleoTrap NT2                               4083-1
-----------------------------------------------------------------------------------------------------------------------------------
NUCLEOTRAP buffer NT3                          740598.204546               NucleoTrap NT3                               4084-1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin (50)                                740588.204546               NucleoSpin Miniprep Kit (50)                 K3050-1
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin big peek (250)                      740588.250.204546           NucleoSpin Miniprep Kit (250)                K3050-2
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin sample kit                          740588Muster204546          NucleoSpin Miniprep Trial Kit (50)           K3050-x
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Extract (50)                        740590.204546               NucleoSpin Extraction Kit (50)               K3051-1
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Extract big peek (250)              740590.250.204546           NucleoSpin Extraction Kit (250)              K3051-2
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Extract sample kit                  740590Muster204546          NucleoSpin Extraction Trial Kit              K3051-x
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Blood (50)                          740951.204546               NucleoSpin Blood Mini Kit (50)               K3052-1
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Blood big peek (250)                740951.250.204546           NucleoSpin Blood Mini Kit (250)              K3052-2
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Blood sample kit                    740951Muster204546          NucleoSpin Blood Mini Trial Kit              K3052-x
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Blood L (25)                        740954.204546               NucleoSpin Blood Midi Kit (25)               K3054-1
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Blood L sample kit                  740954Muster204546          NucleoSpin Blood Midi Trial Kit              K3054-x
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin C+T (50)                            740952.204546               NucleoSpin Tissue Kit (50)                   K3053-1
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin C+T big peek (250)                  740952.250.204546           NucleoSpin Tissue Kit (250)                  K3053-2
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin C+T sample kit                      740952Muster204546          NucleoSpin Tissue Trial Kit                  K3053-x
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Plant (50)                          740570.204546               NucleoSpin Plant Kit (50)                    K3060-1
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Plant big peek (250)                740570.250.204546           NucleoSpin Plant Kit (250)                   K3060-2
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Plant sample kit                    740570Muster204546          NucleoSpin Plant Trial Kit                   K3060-x
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin RNA (50)                            740955.204546               NucleoSpin RNA Purification kit              K3056-1
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin RNA (250)                           740955.250.204546           NucleoSpin RNA Purification kit              K3056-2
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin RNA Muster                          740955Muster204546          NucleoSpin RNA Purification Trial kit        K3056-x
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Virus (50)                          740956.204546               NucleoSpin Virus Purification Kit            K3055-1
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Virus (250)                         740956.250.204546           NucleoSpin Virus Purification Kit            K3055-2
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Virus Sample kit                    740956Muster204546          NucleoSpin Virus Purification Trial Kit      K3055-x
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Virus L                             740958                      NucleoSpin Virus Midi
-----------------------------------------------------------------------------------------------------------------------------------
NucleoVac                                      740630.204546               NucleoSpin Vacuum Manifold                   4071-1
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Multi 8 (96 preps)                  740620.204546               NucleoSpin Multi 8 Plasmid Kit               K3057-1
-----------------------------------------------------------------------------------------------------------------------------------


                                       2.



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         CAT NO.
           PRODUCT MACHEREY-NAGEL                      CAT. NO MN                     CLONTECH PRODUCT                  CLONETECH

-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Multi 8 (5 x 96 preps)              740620.5.204546             NucleoSpin Multi 8 Plasmid Kit               K3057-2
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Multi 8 plus (96 preps)             740621.204546               NucleoSpin Multi 8 Plus Plasmid Kit          K3058-1
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Multi 8 plus (96 preps)             740621.5.204546             NucleoSpin Multi 8 Plus Plasmid Kit          K3058-2
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Multi 8 Extract (96 preps)          740622.204546               NucleoSpin Multi 8 PCR Kit                   K-3059-1
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin Multi 8 Extract (5 x 96 preps)      740622.5.204546             NucleoSpin Multi 8 PCR Kit                   K3059-2
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin collecting tubes                    740600.204546               NucleoSpin Collection Tubes                  4070-1
-----------------------------------------------------------------------------------------------------------------------------------
Bondex Starter kit                             740701.204546               Bondex Starter kit                           K-3080-1
-----------------------------------------------------------------------------------------------------------------------------------
Bondex 10                                      740702.204546               Bondex 10                                    4090-1
-----------------------------------------------------------------------------------------------------------------------------------
Bondex 50                                      740703.204546               Bondex 50                                    4091-1
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin-Registered Trademark- buffer        740.953.204.546             NucleoSpin Buffer set                        4044-1
set for the isolation of low copy plasmids
(A1,A2,A3, RNase A for 300 preparations)
for use with NucleoSpin-Registered Trademark-
spin columns
-----------------------------------------------------------------------------------------------------------------------------------
NucleoSpin-Registered Trademark- Blood         740.957.204.546             NucleoSpin Blood Buffer set I for the ___    S1723
buffer set I G1, T1, B1, B2, Protainase K                                  of 2-5 ml whole blood
(for 250 ml whole blood) for use with
NucleoSpin-Registered Trademark- Blood
and Blood L spin columns
-----------------------------------------------------------------------------------------------------------------------------------
Resuspension buffer A1 for                     740911.1.204546             NucleoSpin resuspension buffer A1            S1709
NucleoSpin-Registered Trademark- kits
(without RNase A)
-----------------------------------------------------------------------------------------------------------------------------------
Lysis buffer A2 for                            740912.1.204546             NucleoSpin lysis buffer A2                   S1710
NucleoSpin-Registered Trademark- kits
-----------------------------------------------------------------------------------------------------------------------------------
Neutralis Action buffer A3 for                 740913.1.204546             NucleoSpin neutralisation buffer A3          S1711
NucleoSpin-Registered Trademark-
-----------------------------------------------------------------------------------------------------------------------------------
Wash buffer A4 for                             740.914.204.546             NucleoSpin wash buffer A4                    S1712
NucleoSpin-Registered Trademark- kits
-----------------------------------------------------------------------------------------------------------------------------------
Wash buffer A4 for                             740914.1.204546             NucleoSpin wash buffer A4                    S1713
NucleoSpin-Registered Trademark- kits
-----------------------------------------------------------------------------------------------------------------------------------
Wash buffer AW for                             740.916.204.546             NucleoSpin Wash buffer AW                    S1714
NucleoSpin-Registered Trademark- kits
-----------------------------------------------------------------------------------------------------------------------------------
Wash buffer AW for                             740916.1.204546             NucleoSpin Wash buffer AW                    S1715
NucleoSpin-Registered Trademark- kits
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Elution buffer AE for                          740917.1.204546             NucleoSpin Elution buffer AE                 S1716
NucleoSpin-Registered Trademark- kits
-----------------------------------------------------------------------------------------------------------------------------------
Lysis buffer B3 for                            740.920.204.546             NucleoSpin lysis buffer B3                   S1717
NucleoSpin-Registered Trademark- Blood kits
(= 80 ml B1 + 20 ml B2)
-----------------------------------------------------------------------------------------------------------------------------------
Wash buffer B5 for                             740.921.204.546             NucleoSpin Wash buffer B5                    S1718
NucleoSpin-Registered Trademark- Blood kits
-----------------------------------------------------------------------------------------------------------------------------------
Wash buffer SW for                             740.922.204.546             NucleoSpin Wash buffer BW                    S1719
NucleoSpin-Registered Trademark- Blood kits
-----------------------------------------------------------------------------------------------------------------------------------
Lysis buffer C1 for                            740.930.204.546             NucleoSpin Lysis buffer C1                   S1720
NucleoSpin-Registered Trademark- Plant kits
-----------------------------------------------------------------------------------------------------------------------------------
Wash buffer CS for                             740.931.204.546             NucleoSpin Wash buffer C5                    S1721
NucleoSpin-Registered Trademark- Plant kits
-----------------------------------------------------------------------------------------------------------------------------------
Wash buffer CW for                             740.932.204.546             NucleoSpin Wash buffer CW                    S1722
NucleoSpin-Registered Trademark- Plant kits
-----------------------------------------------------------------------------------------------------------------------------------
Lysis buffer T1 for                            740940.25.204546            NucleoSpin T1 Lysis buffer                   4026-1
NucleoSpin-Registered Trademark- C+T kits
-----------------------------------------------------------------------------------------------------------------------------------



                                          3.

                                     SCHEDULE B

CLONTECH shall receive the following distribution rights for MN's bioanalysis products:

               U.S.A., Canada, Japan               Exclusive

                                        [*]



* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.

                                          1.

                                     SCHEDULE C

[*]

[*]



* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.

                                          1.